

Corporate Presentation

September 2007

CFS China Fire & Security Group, Inc.

Sureland Industrial Fire Safety Limited

Ticker: CFSG

Safe Harbor Statement

Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Company Overview

- Leading provider of total solutions in the Industrial Fire Safety Sector in China
- A market leader with high barriers to entry and competitive differentiation in a fragmented market
- Reoccurring revenue opportunities with an established customer base creating strong visibility and back log with an attractive margin profile
- Innovative R&D team with a portfolio of patented and proprietary products
- Well recognized brand name backed by numerous awards and honors
- Positioned to benefit from China's movement to higher industrial safety standards and strong economic expansion
- Strong financial position to facilitate growth in the business
- Experienced management team with solid track record of business execution and significant ownership position

Financial Overview ($ in millions)



(In million USD)
40
30
20
10
0
16.5
9.3
5.2
21.6
12.5
7.3
32.5
16.2
8.6
FY 2004
FY 2005
FY 2006
Revenue
Gross Profit
Net Income(proforma)

* Proforma Net Income excludes non-cash loss of $1.6 million for change in fair value of warrants in 2006

Capital Structure/Other Information

- *Symbol:* CFSG (NASDAQ)
- Stock Price (08/29/2007): $8.47
- *F/D shares outstanding*: 27.2 million
- Market Cap: $230 million
- *Management ownership*: 49.8%
- *Float:* 4.1 million
- *Fiscal year end:* December
- *Auditor*: Moore, Stephens, Wurth and Frazer
- *Legal:* Cadwalader, Wickersham & Taft LLP

Investment Highlights

- **China's Industry Play**
  - Industrial fire protection market is about $1 Billion in 2006 and grow at 11% annually
  - Industrialization process across all sectors and throughout China
  - Steel industry in particular with new fire standard in place
  - Overall improvement in government enforcement on Fire Safety
- **First mover**
  - Founded in 1995 by Chairman, Gang Jin Li. China Fire & Security Group is headquartered in Beijing with more than 500 employees and 20 sales and liaison offices throughout China.
  - Largest manufacturer, distributor, and installer of industrial fire protection products and services in China.
  - Strong R&D with 43 issued patents in products all aspects of industrial fire safety from fire detection to fire system control and extinguishing.
- **First-tier client base**
  - State owned multi-billion dollar companies: Top 10 iron and steel companies, top 5 power plant groups, top 2 petrochemical producers.
- **Focus on organic growth with potential as a consolidator in China**
- **For the first half of 2007 the Company reported revenues of $21.1 million, which increased 40.1% vs. the same period in 2006 with net income increasing 43.9% to $8.4 million.**

CFSG Operates in a Rapidly Growing Industry

Market Opportunity:

- Annual gross revenue numbers for the fire prevention and remediation industry in the PRC exceeded $3.7 billion (USD) in 2005 with the industrial sub sector estimated at $900 million.
- Driven by multiple government regulations, the industry is expected to grow at more than 11 percent annually for the next five years*

Growth Drivers:

- China's industrialization is driving significant demand for commercial fire prevention and remediation systems as China government enforces the safety compliance
  - Increased government regulations
  - Fire Services Law enacted in 1998
  - Safety Production Law enacted in 2002
  - Fire standards for Iron and Steel industry in 2007
- Large and under penetrated market for existing structures with inadequate fire safety systems – An estimated 80% of steel plants are not fully compliant with current fire safety requirements.
- CFSG has only 3% of the market share while providing a superior product offering at comparably lower price points creating ample opportunities for growth

*(Source: "Building Mechanical & Electrical Engineering" March 2006)

Significant Barriers to Entry

Industrial Fire Safety Systems Demand a Greater Degree of Technical Specialization as Compared to General Residential and Commercial Construction Creating a unique niche for CFSG

- Designers must consider a myriad of complex technologies, safety factors, as well as, unique fire hazard risks associated with various areas of protection
- CFSG's specialized products & technologies address adverse environmental problems such as humidity, dust and electro-magnetic interference
- CSFG provides "end-to-end" turnkey solutions and services that are required by many industrial customers
- 43 issued patents covering: fire detecting, system control, and fire extinguishing technologies
- High displacement barriers after initial installation with ongoing high margin maintenance opportunities

Current Sales and Implementation Process



Typical industrial fire prevention and fighting system contract
Identifying target projects
Business contact and technical service for target customers
Project tendering and Contract signing
Specialized fire facilities design
Risk analysis of fire hazard
Testing on fire hazard
Technical solution of fire safety system
Quality Control
Maintenance
Installation and management
System integration (including purchasing of peripheral products)
Product Manufacture
Fire detection system
Fire alarm control system
Fire extinguishing system

Revenue Composition

Three major revenue sources:

- **Total Solutions (86%)** – complete design and installation of fire prevention and suppression systems
- **Product Sales (13%)** – the sale of proprietary and other fire detection and remediation products is done through regional sales offices and value added resellers
- **Maintenance Services (1%)** – provided to customers after the installation of relevant fire prevention and suppression systems







Revenue breakdown*



13%
1%
86%
Total Solutions
Product Sales
Maintenance Services

* Results of 2Q/2007

Product Portfolio

CFSG has developed a proprietary product line that addresses all aspects of industrial fire safety requirements:

- Industrial Fire Detectors
- Industrial Fire Alarm Control and Management Systems
- Industrial Fire Extinguishing Systems



Fire Detectors

Industrial Fire Detectors are required in all industrial environments to detect potential fire hazards.

- **Linear Heat Detectors**

  Required in all industrial environments to detect potential fire hazards in power cables, oil tanks, pipelines, machineries, power plants, large storage, etc.



- **Flame Detectors (Multi-Frequency Infrared Flame Detectors)**

  Based on leading global technology and is widely used in petrochemical plants, hydraulic oil storage, airports, etc.



- **Gas Detectors (Long-haul Flash type IR Combustible Gas Detectors)**

  Can detect a range of 120m x 14m space and works under all weather conditions. It is widely used in oil drilling platforms, oil transportation pipelines, chemical storage facilities, winery storage, etc.



Controllers

Industrial Fire Alarm Control and Management Systems functions as the operating system for the fire detection and extinguishing systems, and all protected areas. A fire alarm triggers the activation of the automatic fire extinguishing system:

- Fire Alarm and Control System
- Cell-based Fire Safety Information Management System
- Network-based Monitoring and Command System
- Network-based Customer Service System






工业消防安全网络监控系统
Network Supervisor Control for Industrial Fire Safety

Extinguishers

Industrial Fire Extinguishing Systems spray water mist evenly through valves that can be controlled automatically to ensure effective regional fire extinguishing:

- **Specialized Water Spray Fire Extinguishing System**
- **Medium Pressure Single Fluid Water Mist Extinguishing System**





Strong R&D Capability

- R&D team includes staff of 30, the majority which graduated from Top Universities
- Consists of four groups: Detection, Controller, Fire Extinguishing, and System Integration. CFSG has partnerships with other research institutes and universities to jointly develop products for certain consumer applications, such as the Beijing University of Science & Technology, China University of Mining, Wuhan University of Science & Technology, and the Chinese Academy of Sciences.
- Two "Best of Class" industrial testing facilities, where analysis and examination of products and systems are conducted utilizing real world conditions.
- Experienced advisors and consultants, including a technical consultant who was the former Chief of the Fire Prevention Bureau.





Leading Industry Standard

CFSG has continued to strengthen its position as a leader in the development of PRC's national fire safety standards:

- Editorial member for the "Linear Type Heat Detectors"
- Chief Editorial member for the "Design of Fire Prevention Standards for Metallurgy, Iron and Steel Enterprises"
- Editorial member for the "Standardization for Fire Prevention Designs in Thermal Power Generating Plants and Transformer Stations"
- Major participating units for the provincial fire safety standard in the Liaoning, Hubei, Shan Xi, Guang Dong

Manufacturing Facilities

- **Located in Beijing and Tianjin – Total 200,000 sq. ft. facility;**
- **Annual production capacity of 6 million meters (approximately 20 million feet) of linear heat detectors**
- **35% of capacity utilization with ample room to accommodate future growth**






Nationwide Sales Network

- Broad customer base which spans over 20 provinces in the PRC
- CFSG has established nearly 20 branches and offices throughout PRC to facilitate sales
- CFSG has also developed excellent relationships with outside distributors and resellers.



Headquarters
Office/ Branches
Customers
Heilongjiang
Inner Mongolia
Liaoning
Anshan
Hebei
Beijing
Shanxi
Urumqi
XinJiang
Jiayuguan
Baotou
Shandong
Taiyuan
Gansu
Shanxi
Jiangsu
Anhui
Nanjing
Shanghai
Ningbo
Chengdu
Hubei
Wuhan
Xiquan
Hunan
Zhejiang
Chongqing
Changsha
Nanchang
Yunnan
Guizhou
Jiangxi
Guiyang
Kunming
Guangdong
Guangzhou

Sample of Client List

The Company has developed systems for clients in 20 major provinces across China. Most are first tier state-owned enterprises with a significant number of contracts exceeding RMB 10 million (approximately $1.25 million).

	Total Cumulative Contract Value	
Client Name	in million RMBs	in million US Dollars
• Ma An Shan Iron and Steel Company	176.3	21.0
• Anshan Iron and Steel Company	122.7	15.4
• Wuhan Iron and Steel Company	113.6	14.2
• DaTang Power	69.3	8.7
• PetroChina Company	55.3	6.9
• China Changjiang Sanxia ("Three Gorges Project")	48.7	6.1
• HuaNeng Power	11.0	1.9

By the end of Q2/2007

Case Study - Wuhan Steel

Customer: Wuhan Iron and Steel (Group)

Background: In April 1995, CFSG was hired as a General Contractor to design and install a fire extinguishing and suppression system.

Event: On April 28, 1997 molten steel leaked in the plant. CFSG fire extinguishing system successfully prevented the fire from spreading and averted the potential loss of the facility and million of dollars in damages.

Result: Based on the success of these events the Fire Prevention Bureau of China awarded CFSG the "Science and Technology Achievement Assessment Certificate". Over the past 10 years CFSG has continued to supply Wuhan Iron and Steel Group with superior products and services with cumulative sales over $13 million (USD).


科学技术成果鉴定证书

Awards and Recognition

- Ranked No.1 in the category of "System Contracting Enterprises" and on top of the list of the "Top 30 Companies in the Fire Protection Industry" by the China Fire Protection Association.
- Obtained an Innovation Fund for small technology-based firms from the Ministry of Science and Technology.
- Other key recognitions, awards and honors include:
  - New and Advanced Technology Enterprise Certificate
  - Starlight Advanced Technology Model Enterprise of Beijing
  - Technology Achievement Appraisal Certificate by the Ministry of Public Security and Beijing City
  - Beijing Science and Technology Achievement


中国消防协会


高新技术企业证书

Certifications

- Top Level Design Qualification
- Top Level Engineering Qualification from the Ministry of Construction; needed for total solutions in China
- UL Certification from Underwriters Laboratories Inc. of the U.S.
- Certification of the high-tech enterprise
- Quality System Certification of ISO9001:2000


资 质 证 书


工程设计证书



Strong Financial Performance

Select Financial Results (in 000's USD)

	2004	2005	2006	Q1/2007	Q2/2007
Revenue	$16,457	$21,574	$32,455	$9,499	$11,547
Gross Profit	$9,276	$12,536	$16,229	$5,016	$6,310
Gross Margins	56.4%	58.1%	50.0%	52.8%	54.6%
Operating Expenses	$4,069	$5,495	$8,250	$1,739	$2,785
Operating Income	$5,206	$7,040	$8,579	$3,277	$3,524
Net Income	$5,219	$7,272	$6,970	$4,130	$4,243
Proforma Net Income*	$5,219	$7,272	$8.540	$3,296	$3,871
Proforma Net Margin	31.7%	33.7%	26.3%	34.7%	33.5%
Proforma EPS (Diluted)	$0.22	$0.30	$0.35	$0.12	$0.14

* Proforma Net Income excludes non-cash gain/loss for change in fair value of warrants, loss of $1.6 million for year 2006, gain of $0.8 million for Q1/2007, and gain of $0.4 million for Q2/2007.

Balance Sheet Highlights

Select Financial Results (in 000's USD)

	December 31 2006	March 31 2007	June 30 2007
Cash and Restricted Cash	$11,049	$10,654	$9,382
Accounts Receivable, NET	$13,262	$14,679	$15,045
Inventory	$4,191	$3,549	$4,742
Total Current Assets	$43,679	$46,410	$49,047
Total Assets	$48,309	$51,146	$55,856
Total Current Liabilities	$20,649	$19,830	$20,107
Shareholders' Equity	$24,979	$29,469	$35,749

Backlog Provides Solid Visibility

	2004	2005	2006
Backlog (Unrecognized Revenue in 000's USD):	**$7,500***	**$23,961***	**$29,000***

Note: As of December 31
Source: Company Results

Financial Guidance for 2007

- Revenue: $44.5 - $45.5 million
- Net Income: $14.7 - $15.0 million
- Fully Diluted EPS: $.53 - $.54

Experienced Management Team

Gang Jin Li, ***Chairman of the Board***, Mr. Li founded the company in February 1995 and is responsible for the strategic planning, sales and marketing of the company. He has over 12 years experience in the fire prevention and fighting industry in China. Prior to founding the Company in 1995, he was a Director of Engineering in the 20th Metallurgic Construction Company. Mr. Li is an Executive Director of the China Fire Protection Association (CFPA), and the vice-chairman of the "Electrical Fire Prevention Committee of CFPA". Mr. Li is also a member of the US-based "National Fire Protection Association" (NFPA). In recognition for his leadership capabilities and creating the number #1 Company in China's industrial fire protection industry, Mr. Li was awarded as a "China Outstanding Entrepreneur" – issued by China Enterprises Association in 2004. Mr. Li received his Master of Management Degree from Beijing University in 1991 and Bachelor of Engineering from Wuhan Iron and Steel University in 1982.

Brian Lin, ***CEO***, Mr. Lin has over 17 years management and technical experience both in the US and China. Mr. Lin is an early stage investor and co-founder of the Company and has been providing strategic guidance since its inception. Prior to joining the Company full time in January 2006, Mr. Lin was the CEO of Beijing Linkhead Technologies, a telecommunications service company he co-founded in 1994 and was sold to PacificNet Inc. (NASDAQ "PACT") in December 2003. Prior to Linkhead, Mr. Lin was Director of R&D, Value-added Services Division of UTStarcom (NASDAQ "UTSI") and held various management and technical positions with Nortel Networks and Motorola in the US. Mr. Lin received his Master's Degree in Electrical Engineering from University of Toronto, Canada in 1989.

Tieying Guo, ***President***, Ms. Guo has served as President of our subsidiary, Sureland Industrial Fire Safety Limited since July 2006 and brings over twenty years experience in China's fire protection industry. From January 2004 to July 2006, Ms. Guo was the Executive Vice President of China Fire Group, a fire protection equipment and engineering company in China which was listed in the Hong Kong Stock Exchange in 2003. Ms. Guo provided key strategic guidance in all the M&A activities for China Fire Enterprise Group. From 2000 to 2004, Ms. Guo held management positions with China Huandao Group, the largest state-owned group under the Ministry of Public Safety which owned nearly all the largest state owned fire protection and securities companies in China.

Recent Developments

- Provided 2007 full year guidance:
  - **Revenue: $44.5 - $45.5 million**
  - **Fully Diluted EPS: $.53 - $.54**
- National fire standard for Iron and Steel industry in April 2007
- Strategic investment into Wan Sent, an emerging fire monitoring service company – recurring revenue with high potential over the next 2-3 years
- A major contract win from our long term customer AnShan Steel Group
- Set up a wholly owned subsidiary in Tianjin to expand fire extinguishing product lines
- Set up corporate web site: www.chinafiresecurity.com

Future Growth Drivers

- Continue to leverage and further advance CFSG brand name and recognition throughout China
- Gain additional market share through new and existing customers operating in our core industries - iron and steel production, power plants, petrochemical plants, and special purpose construction
- Capture business in new industries such as transportation (subway and tunnel systems), marines, nuclear energy, and large open-space markets (i.e.) exhibition halls, stadiums and theatres
- Expand our current product lines for industrial fire protection and extinguishment.
- Seek targeted acquisitions with strong product lines and/or engineering capabilities in regional markets that will bolster our current product portfolio and addressable customer base
- Further explore international market opportunities through additional OEM and distribution relationships

Questions?

Brian Lin, CEO

Robert Yuan, Investor Relations

Tel: 86 (10) 8589 - 7508

Email: ir@chinafiresecurity.com

www.chinafiresecurity.com